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                                                                    Exhibit 23.1

CONSENT

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this in this Post-Effective Amendment No. 1 to Registration Statement No. 333-66986 of Barr Laboratories, Inc. on Form S-8 of our report dated August 6, 2001 appearing in and incorporated by reference in the Annual Report on Form 10-K of Barr Laboratories, Inc. for the year ended June 30, 2001.

/s/ Deloitte & Touche LLP

Stamford, Connecticut

March 1, 2002